SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 5, 2002


                               COAST RESORTS, INC.
             (Exact name of registrant as specified in its charter)


               Nevada               000-26922             88-0345704
          (State or other       (Commission File       (I.R.S. Employer
          jurisdiction of            Number)         Identification No.)
           incorporation)

               4500 West Tropicana Avenue, Las Vegas, Nevada 89103 (Address of principal executive offices) (Zip Code)
                                                           -
       Registrant's telephone number, including area code: (702) 365-7000

                                              Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On June 5, 2002, Coast Hotels and Casinos, Inc. ("Coast Hotels and Casinos"), a Nevada corporation and wholly-owned subsidiary of Coast Resorts, Inc. (the "Company"), announced the expiration, as of 5:00 p.m. New York City time on June 4, 2002, of its offer to exchange up to $100.0 million principal amount of newly issued 9-1/2% Senior Subordinated Notes Due 2009 registered under the Securities Act of 1933, as amended, for a like principal amount of its outstanding privately placed 9-1/2% Senior Subordinated Notes Due 2009 (the "Exchange Offer"). A copy of Coast Hotels and Casinos' press release relating to the expiration of the Exchange Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.                          Description
-----------   -------------------------------------------------------------
   99.1       Press Release dated March 15, 2001 announcing the expiration of
              Coast Hotels and Casinos, Inc.'s Exchange Offer.(1)

(1) Previously filed with the Securities and Exchange Commission as an exhibit to Coast Hotels and Casinos, Inc.'s Current Report on Form 8-K dated June 5, 2002 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COAST RESORTS, INC.,
                                   a Nevada corporation

                                   By: /s/ Gage Parrish
                                      ------------------------
                                   Name:  Gage Parrish
                                   Title: Vice President and
                                          Chief Financial Officer

June 5, 2002